Exhibit 99.1

GTY TECHNOLOGY HOLDINGS INC. ANNOUNCES DATE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

(AUSTIN, TEXAS, July 2, 2019) – GTY Technology Holdings Inc. (Nasdaq: GTYH) (“GTY”), a leading provider of SaaS/Cloud solutions for the public sector, announced today that that it will hold its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) on September 16, 2019 at 10:00 a.m. Eastern time at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166.

Shareholders of record of GTY common stock at the close of business on July 29, 2019 are entitled to notice of, and to vote at, the meeting. The Company expects the notice of the 2019 Annual Meeting and Definitive Proxy Statement will be mailed to shareholders on or about August 1, 2019. In addition, the Definitive Proxy Statement and 2018 Annual Report (“Form 10-K”) will also be available online at www.gtytechnology.com on the Investor Relations page under Filings and Reports.

Because the expected date of the 2019 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2018 annual shareholders’ meeting, the Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2019 Annual Meeting. To be considered for inclusion, such proposals must be received in writing by the Company before the close of business on July 12, 2019.

About GTY Technology Holdings Inc.
GTY Technology Holdings Inc. (NASDAQ: GTYH) (“GTY”)) brings leading government technology companies together to achieve a new standard in citizen engagement and resource management. Through its six subsidiaries, GTY offers an intuitive cloud-based suite of solutions for state and local governments spanning functions in procurement, payments, grant management, budgeting, and permitting: Bonfire provides strategic sourcing and procurement software to enable confident and compliant spend; CityBase provides government payment solutions to connect constituents with utilities and government agencies; eCivis offers a grant management system to maximize grant revenues and track performance; Open Counter provides government payment software to guide applicants through complex permitting and licensing procedures; Questica offers budget preparation and management software to deliver on financial and non-financial strategic objectives; Sherpa provides public sector budgeting software and consulting services.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The company’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s expectations with respect to future performance and anticipated impacts of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability to recognize the anticipated benefits of GTY’s recent business combination transaction, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably and retain its key employees; (2) costs related to the business combination; (3) the outcome of the New York and California lawsuits among the company, OpenGov, Inc. and the other parties thereto; (4) the inability to maintain the listing of the company’s common stock on The Nasdaq Stock Market; (5) changes in applicable laws or regulations; (6) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (7) any government shutdown which impacts the ability of the company’s customers to purchase its products and services; and (8) other risks and uncertainties included in the company’s registration statement on Form S-1 (File No. 333-229926), including those under “Risk Factors” therein, and in the company’s other filings with the SEC. We caution you that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

Company Contact:

Carter Glatt

Senior Vice President, Corporate Development, GTY

carter@gtytechnology.com

(702) 945-2898